            Morgan Stanley California Insured Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007

Securi  Purcha   Size   Offeri  Total   Amount    % of   % of
  ty      se/     of      ng    Amount    of     Offeri  Fund   Brokers   Purcha
Purcha   Trade  Offeri  Price     of    Shares     ng    s                sed
  sed    Date     ng      of   Offerin  Purcha   Purcha  Tota             From
                        Shares    g       sed     sed    l
                                          By       By    Asse
                                         Fund     Fund   ts

                                                               Citigroup
                                                               , Merrill
                                                                Lynch &
                                                                 Co.,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                                Siebert
                                                               Brandford
                                                                Shank &
                                                               CO. LLC,
                                                                 A.G.
                                                               Edwards,
                                                                & Sons,
                                                                 Inc.
                                                               Backstrom
                                                               McCarley
                                                                Berry &
                                                               Co., LLC,
                                                                E.J. De
                                                               La Rosa &
                                                                 Co.,
                                                                 Inc.,
 State                                                           Great
  of                                                            Pacific   Merril
Califo  03/29/    -     $96.16 $4,096,  $4,000   0.10%   0.09  Securitie    l
 rnia     07                   410,000    ,00            %      s, Inc.   Lynch
4.250%                                                         JPMorgan,
  due                                                          M.R. Beal
8/1/20                                                             &
  33                                                           Company,
                                                                Prager,
                                                                Sealy &
                                                               Co., LLC,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Stone &
                                                               Youngberg
                                                                 LLC,
                                                               Wachovia
                                                                 Bank,
                                                               National
                                                               Associati
                                                               on, Alama
                                                                Capital
                                                                Banc of
                                                                America
                                                               Securitie
                                                               s LLC, E.
                                                               Wagner &
                                                               Associate
                                                                s, Inc.
                                                               Grigsby &
                                                               Associate
                                                               s, Lehman
                                                               Brothers,
                                                                Morgan
                                                               Stanley &
                                                                 CO.,
                                                               Incorpora
                                                                 ted,
                                                               Ramirez &
                                                               Co., Inc.
                                                                Roberts
                                                               and Ryan
                                                               Investmen
                                                               ts, Inc.
                                                                Sutter
                                                               Securitie
                                                                s Inc.,
                                                                 Alta
                                                                Capital
                                                                Group,
                                                               LLC, Bear
                                                               Stearns &
                                                               Co. Inc.,
                                                                 First
                                                                Albany
                                                                Capital
                                                                 Inc.,
                                                               Henderson
                                                                Capital
                                                               Partners,
                                                               LLC, Loop
                                                                Capital
                                                               Markets,
                                                                 LLC,
                                                                 Piper
                                                               Jaffray &
                                                                 Co.,
                                                                Raymond
                                                                James &
                                                               Associate
                                                               s, Inc.,
                                                                Stinson
                                                               Securitie
                                                                s, LLC,
                                                                  UBS
                                                               Investmen
                                                                t Bank,
                                                                 Wells
                                                                 Fargo
                                                               Instituti
                                                                 onal
                                                               Securitie
                                                                s, LLC,